TD ASSET MANAGEMENT USA FUNDS INC.

TD Target Return Fund

Supplement dated March 16, 2017
to the Summary Prospectus, dated June 1, 2016, and to the Prospectus and Statement of Additional Information (“SAI”), each dated May 27, 2016, each as supplemented to date

The table in the section of the Summary Prospectus entitled “Portfolio Managers” and the section of the Prospectus entitled “Summary — TDAM Target Return Fund — Portfolio Managers” is replaced with the following:

Portfolio Manager	Title	Length of Service with the Fund
Geoff Wilson, CFA	Managing Director, TDAM	Since January 2017
Anna Castro, CFA	Portfolio Manager, TDAM	Since February 2017

The table in the section of the Prospectus entitled “Fund Management — Portfolio Managers —  TDAM Target Return Fund” is replaced with the following:

Portfolio Manager	Business Experience During Last 5 Years
Geoff Wilson, CFA Managing Director, TDAM	Geoff Wilson is the Head of Asset Allocation and Innovative Solutions at TDAM. He is the lead Portfolio Manager of all TDAM Fund of Fund portfolios and is also co-manager of numerous TD Mutual Funds balanced funds. Geoff chairs the TDAM Strategic Asset Allocation Committee, which oversees the asset mix of TDAM Fund of Fund solutions. Geoff is also a member of TD Wealth Asset Allocation Committee, whose mandate is to provide broad asset allocation guidance to all of TD Wealth. Geoff joined TD in 1990 in the Treasury Group where he worked for 6 years until joining TDAM in 1996. Geoff spent over 15 years as a portfolio manager with TDAM’s award winning fixed income team before moving to Asset Allocation. He holds a Bachelor of Commerce from McGill University and is a CFA charterholder.
Anna Castro, CFA Portfolio Manager, TDAM	Anna Castro supports the Target Return mandates through fundamental research and portfolio management responsibilities. Previously, Anna worked on the Core Canadian Equity, Value and Hedge Fund mandates. She was the lead equity analyst on the Consumer, Industrials and Real Estate sectors and assisted with covering the Banks. She joined TDAM in 2008 as part of the MBA Investment Management Associate rotation program. Prior to joining TDAM, Anna worked as an analyst at a leading global insurance company. She has experience in both equity and fixed income investments analysis, as well as in risk management, product and business development. Anna has an MBA from the Rotman School of Management at University of Toronto and has a BSc in Management Engineering from Ateneo de Manila University of the Philippines. She is a CFA charterholder.

The section of the SAI entitled “INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES — Other Accounts Managed, Portfolio Manager Compensation Structure, Fund Ownership, and Potential Conflicts of Interest” is amended as follows:

The following replaces the subsection entitled “Management of Other Accounts — The following table provides information relating to other accounts managed by Anish Chopra”:

The following table provides information relating to other accounts managed by Geoff Wilson:*

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	0	53	78
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (includes all accounts including performance-based fee accounts)	$0	$59,634,000,000	$8,284,000,000
Assets Managed with Performance-Based Fees	$0	$0	$0

*	The information is as of March 15, 2017.

The following table provides information relating to other accounts managed by Anna Castro:*

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	0	2	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (includes all accounts including performance-based fee accounts)	$0	$2,592,000,000	$0
Assets Managed with Performance-Based Fees	$0	$0	$0

*	The information is as of March 15, 2017.

Shareholders should retain this Supplement for future reference.

*  *  *  *

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE ® The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries.